UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2007
Discover Card Execution Note Trust
(Exact name of issuing entity in respect of the notes as specified in charter)
Discover Card Master Trust I
(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)
Discover Bank
(Exact name of sponsor and depositor as specified in charter)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
     On July 2, 2007, Discover Bank entered into a Trust Agreement, dated as of July 2, 2007, with Wilmington Trust Company (the “Trust Agreement”) with respect to the formation of Discover Card Execution Note Trust as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act. A copy of the Trust Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Exhibit

Exhibit No.	Description	Page

Exhibit 4.1	Trust Agreement, dated as of July 2, 2007, between Discover Bank, as Beneficiary, and Wilmington Trust Company, as Owner Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)
Date: July 2, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit No.	Description	Page

Exhibit 4.1	Trust Agreement, dated as of July 2, 2007, between Discover Bank, as Beneficiary, and Wilmington Trust Company, as Owner Trustee